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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 26, 2002




                                 MARITRANS INC.
               (Exact name of company as specified in its charter)



          Delaware                       1-9063                  51-0343903
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)



                Two Harbour Place
              302 Knights Run Avenue
                    Suite 1200
               Tampa, Florida 33602                               33602
     (Address of principal executive offices)                   (Zip Code)



                                 (813) 209-0600
          (Telephone number, including area code, of agent for service)



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Item 5.  Other Events
         ------------

         On June 26, 2002, the Company's Board of Directors approved the adoption of a new stockholder rights plan to be entered into with American Stock Transfer & Trust Company, as rights agent, on August 1, 2002. In connection with the approval of the new stockholder rights plan, the Board of Directors declared a dividend on the outstanding shares of its common stock in the form of rights to purchase shares of preferred stock to be paid to stockholders of record at the close of business on August 1, 2002. The press release relating thereto is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c) Exhibits

             99.1 - Press Release dated June 26, 2002*


         * Filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MARITRANS INC.


Date: June 27, 2002                       By: /s/ Walter T. Bromfield
                                             -----------------------------
                                                  Walter T. Bromfield
                                                  Chief Financial Officer